McMoRan Exploration Co.

nyse:MMR





3rd Quarter 2003 Conference Call

Richard C. Adkerson

Co-Chairman of the Board

CEO & President

October 21, 2003

Cautionary Statement

This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings.

This presentation contains certain forward-looking statements regarding various oil and gas discoveries; plans for oil and gas exploration, development and production activities; anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties; estimated exploration costs; and the potential Main Pass Energy Hub™ project and the related permitting process. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this press release and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections more frequently than quarterly. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; general exploration and development risks and hazards; the feasibility of the potential Main Pass Energy Hub™ project and the ability to obtain significant project financing and regulatory approvals for such project. Such factors and others are more fully described in more detail in McMoRan's 2002 Annual Report on Form 10-K filed with the Securities and Exchange Commission.

The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "in-house estimates of proved, probable and possible reserves" and "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. Estimates of proved reserves meeting the SEC's requirements are included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2002.

Exploration Activities

- **JB Mountain Offset Well Drilling Below 20,900'**
  - **Proceeding Towards 22,000' TVD**
  - **Drilling Data to Date Indicates the Well Has Encountered Objective Sands Structurally High to Original JB Mountain Well as Anticipated**
- **Hurricane Exploratory Well Has Reached 15,200'**
  - **Proceeding Towards 17,000' TVD**
- **Raven/Gunnison Prospect Expected to Spud in 4Q 2003**
  - **Deep Test Well of 22,000' TVD**

Development Activities

- **Mound Point Offset Well Commenced Production in Early October**
  - Currently Flowing at 30 Mmcfe/d
  - Estimated to Have Potential of 50 Mmcfe/d

- **JB Mountain Well Production Recently Approached 50 Mmcfe/d**
  - Additional Facilities Expected to be Installed in 1Q04

Proximity to JB Mountain Discovery



B
B'
Potential Locs.
Hurricane Drilling
JB MTN. Discovery
JB MTN. Offset Drilling
STRAT-A
STRAT-B
STRAT-C
NW
SE

Index Map



208
207
SHALLOW CUM. PROD.
TIGER SHOAL FIELD 3.3 TCFE
B
213
MOUND PT.
DISCOVERY
FOLD
POINT
MOUND PT.
OFFSET (Discovery)
(#114, Producing)
A'
218
217
216
215
(C)
(B)
HURRICANE
(#220, Drilling)
6.7 Mi.
SHALLOW CUM. PROD.
MOUND POINT 2.5 TCFE
221
222
223
224
225
JB MTN
DISCOVERY
(#218, Producing)
JB MTN OFFSET
(#219, Drilling)
231
230
A
229
B'
227

Near-Term Exploration Prospects


McMoRan
SOUTH MARSH ISLAND 217
Hurricane
(JB Mountain Intermediate)
LA STATE LEASE 340
Mound Point Offset
Mound Point Horst
Mound Point West Fault Block
HOUSTON
ORLEANS
SOUTH MARSH ISLAND 223
JB Mountain
EUGENE ISLAND 97/108
Thunderbolt Intermediate
VERMILION 208
Lombardi Deep
EUGENE ISLAND 212/213
Phoenix
GARDEN BANKS 537/580/625
Raven/Gunnison
SOUTH MARSH ISLAND 183
Blackhawk
EUGENE ISLAND 193
Deep Tern Miocene
MOBILE
PENSACOLA
BRETON SOUND
MAIN PASS
DESTIN DOME
VIOSCA KNOLL
HIGH ISLAND
WEST CAMERON
EAST CAMERON
VERMILION
SOUTH MARSH ISLAND
EUGENE ISLAND
SHIP SHOAL
SOUTH TIMBALIER
BRAZOS
MATAGORDA ISLAND
MUSTANG ISLAND
EAST BREAKS
CORPUS
SOUTH PADRE ISLAND
ALAMINOS CANYON
KEATHLEY CANYON
WALKER RIDGE
LUND
HENDERSON

McMoRan/El Paso Program Prospects

McMoRan Prospects

Near-Term Exploration Prospects

Prospect	Water Depth	WI	NRI	True Vertical Depth	Gross Unrisked Potential	Net Unrisked Potential
South Marsh Island 223						
JB Mountain	10'	55.0%	38.8%	22,000'	1.9 Tcfe	0.7 Tcfe
La. State Lease 340						
Mound Point - #2 Offset	6'	30.4%	21.6%	18,700'	0.4 Tcfe	0.1 Tcfe
Mound Point - Horst Block	10'	30.4%	22.7%	20,000'	1.3 Tcfe	0.3 Tcfe
Mound Point West Fault Block	10'	30.4%	22.0%	20,000'	1.1 Tcfe	0.2 Tcfe
			MMR/EP Program		*4.7 Tcfe*	*1.4 Tcfe*
			McMoRan Share			*0.6 Tcfe*
South Marsh Island 217						
Hurricane (*JB Mountain Intermediate**)	10'	27.5%	19.4%	16,500'	1.2 Tcfe	0.2 Tcfe
South Marsh Island 183						
Blackhawk	360'	100/70%	56.2%	17,000'	1.2 Tcfe	0.7 Tcfe
Eugene Island 211/212						
Phoenix	100'	33.3%	23.4%	22,000'	0.3 Tcfe	0.1 Tcfe
Vermilion 208						
Lombardi Deep	115'	75.0%	60.3%	19,000'	0.35 Tcfe	0.2 Tcfe
Eugene Island 193						
Deep Tern Miocene	90'	53.4%	42.3%	20,000'	0.1 Tcfe	0.06 Tcfe
Garden Banks 537/580/625						
Raven/Gunnison	2,300'	100.0%	76.4%	18,500'	0.35 Tcfe	0.3 Tcfe
Eugene Island 97/108						
Thunderbolt Intermediate	32'	40.0%	28.8%	18,500'	0.07 Tcfe	0.02 Tcfe
			Gross Unrisked Potential		*8.3 Tcfe*	
			Net Unrisked Potential			*2.2 Tcfe*

** Subject to certain elections*

Main Pass Energy Hub™


Potential NGL Fractionation
LPG
Potential
NGL/LPG Liquids
Storage Caverns
Offloading and LNG
Vaporization Facilities
(Potential NGL Recovery Plant)
LNG/CNG
Ship Mooring
LNG Surface
Storage
CNG
Quarters, Shop,
Warehouse
CNG
Shuttle SPB
Power Generation
Compression
Gas Storage Wells
Injection Wells
Cuttings
OSV
Natural Gas
Storage Caverns
Main Pass Energy Hub™
Deepwater Natural Gas Port
Conceptual View

Main Pass Energy Hub™ Platforms



Soft Berth™ Compliant Mooring System


Soft Berth™
(Patent Pending)
Main Pass Energy Hub™
Deepwater Port
LNG Carrier Offloading
Conceptual View
Main Pass Energy Hub™

Main Pass Deep Water Natural Gas Port

- 7 Million Metric Tons Per Year
- 350 Bcf/Year Throughput
- 1.5 Bcfd Deliverability From Storage
- 3.1 Bcfd Peak Deliverablity
- 28 Bcf Cavern Storage Initially, With Capacity to Expand Significantly
- 60,000 Cu Meter Surface LNG Storage
- Ability to Unload Carrier in 24 Hours

Main Pass LNG Project – Competitive Analysis

- **First Mover Advantage**
  - Existing Facilities with Substantial Infrastructure in Place
  - Potential to be Up and Running Within 3 Years, Positioning to be One of the First Offshore
- **Superior Offshore Location**
  - Significant Permitting Advantage
  - Eliminates Security Issues Faced by Onshore Facilities
  - Deep Water Port Near Major Shipping Lanes
  - Leading Access to Largest U.S. Natural Gas Markets
  - Located Near Major U.S. Interstate Pipelines
  - Important Ability to Deliver to Henry Hub and Other Strategic Locations
- **Limited Technology Risk - Design Includes All Conventional LNG Equipment**
- **Large Storage Capabilities Provide Significant Incremental Value**

Investment Highlights

- **McMoRan is Uniquely Positioned to Benefit From Favorable Natural Gas Market Fundamentals**

- **Two Significant Natural Gas Growth Avenues**
  1) **High Potential "Deep Shelf" E&P Opportunities**
     - Substantial Value in Two Recent "Deep Shelf" Discoveries
     - High Potential Prospect Inventory
  2) **Potential For Major New LNG Import Terminal**
     - Main Pass Energy Hub™
     - McMoRan Has First Mover Advantage

- **Investment Offers Attractive Risk/Reward Profile**
  - Significant Value in Existing Assets With Substantial Upside Opportunities